                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                CISCO SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (4)  Date Filed:

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

                               CISCO SYSTEMS, INC.

                               September 29, 2000

DEAR CISCO SYSTEMS SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of Cisco Systems, Inc. (the "Company") which will be held at Paramount's Great America in the Paramount Theater, located at 1 Great America Parkway, Santa Clara, California 95054 on Tuesday, November 14, 2000, at 10:00 a.m. You will find a map with directions to the meeting on the outside back cover of the Proxy Statement.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     If you do not plan to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. Shareholders who elected to access the 2000 Proxy Statement and Annual Report over the Internet and vote their proxy online will not be receiving a paper proxy card. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.

                                          /s/ John T. Chambers
                                          John T. Chambers
                                          President and Chief Executive Officer

San Jose, California

                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the Annual Meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Please reference the Voting Electronically via the Internet or by Telephone section on page 1 for alternative voting methods.

                              CISCO SYSTEMS, INC.
                              170 W. TASMAN DRIVE
                        SAN JOSE, CALIFORNIA 95134-1706

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 14, 2000

     The Annual Meeting of Shareholders ("Annual Meeting") of Cisco Systems, Inc. (the "Company") will be held at Paramount's Great America in the Paramount Theater, located at 1 Great America Parkway, Santa Clara, California 95054, on Tuesday, November 14, 2000, at 10:00 a.m. for the following purposes:

          1. To elect twelve members of the Board of Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

          2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending July 28, 2001; and

          3. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof is September 15, 2000. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you elected to receive the 2000 Proxy Statement and Annual Report electronically over the Internet you will not receive a paper proxy card and should vote online, unless you cancel your enrollment. If your shares are held in a bank or brokerage account and you did not elect to receive the materials through the Internet, you may be eligible to vote your proxy electronically or by telephone. Please refer to the enclosed voting form for instructions. Your proxy may be revoked at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Larry R. Carter
                                          Larry R. Carter
                                          Secretary

San Jose, California
September 29, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
VOTING RIGHTS AND SOLICITATION..............................    1
  Voting....................................................    1
  Voting Electronically via the Internet or by Telephone....    1
  Proxies...................................................    2
  Solicitation of Proxies...................................    2
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS.....................    3
  General...................................................    3
  Business Experience of Directors..........................    3
  Board Committees and Meetings.............................    5
  Director Compensation.....................................    5
  Recommendation of the Board of Directors..................    6
PROPOSAL NO. 2 -- RATIFICATION OF INDEPENDENT ACCOUNTANTS...    6
  General...................................................    6
  Recommendation of the Board of Directors..................    6
OWNERSHIP OF SECURITIES.....................................    7
  Compliance with SEC Reporting Requirements................    8
EXECUTIVE COMPENSATION AND RELATED INFORMATION..............    8
  Compensation/Stock Option Committee Report................    8
  Compensation Committee Interlocks and Insider
     Participation..........................................   10
  Summary of Cash and Certain Other Compensation............   11
  Stock Options.............................................   12
  Option Exercises and Holdings.............................   13
  Employment Contracts, Termination of Employment, and
     Change in Control Agreements...........................   13
  Certain Relationships and Related Transactions............   13
STOCK PERFORMANCE GRAPH.....................................   14
SHAREHOLDER PROPOSALS FOR 2001 PROXY STATEMENT..............   15
FORM 10-K...................................................   15
OTHER MATTERS...............................................   15
DIRECTIONS TO PARAMOUNT'S GREAT AMERICA.....See Outside Back Cover

                              CISCO SYSTEMS, INC.
                              170 W. TASMAN DRIVE
                        SAN JOSE, CALIFORNIA 95134-1706

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Cisco Systems, Inc., a California corporation (the "Company"), for the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on November 14, 2000, at Paramount's Great America in the Paramount Theater, located at 1 Great America Parkway, Santa Clara, California 95054, and at any adjournments or postponements of the Annual Meeting. These proxy materials were first mailed on or about September 29, 2000 to all shareholders entitled to vote at the Annual Meeting.

     ALL SHARE NUMBERS AND SHARE PRICES PROVIDED IN THIS PROXY STATEMENT HAVE BEEN ADJUSTED TO REFLECT THE TWO (2)-FOR-ONE (1) SPLIT OF COMMON STOCK EFFECTED ON MARCH 22, 2000.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

     The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On September 15, 2000, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 7,164,005,490 shares of Common Stock outstanding. Each shareholder of record on September 15, 2000 is entitled to one vote for each share of Common Stock held by such shareholder on that date. A majority of the outstanding shares of Common Stock must be present or represented at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. In the election of directors, the twelve candidates receiving the highest number of affirmative votes will be elected. Proposal 2 requires the approval of the affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting together with the affirmative vote of a majority of the required quorum. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

     Shareholders whose shares are registered directly with EquiServe may vote either via the Internet or by calling EquiServe. Specific instructions to be followed by any registered shareholder interested in voting via Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder's identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded.

     If your shares are registered in the name of a bank or brokerage firm and you have not elected to receive your Annual Report and Proxy Statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage paid envelope provided. Shareholders who elected to receive the Annual Report and Proxy Statement over the Internet will be receiving an e-mail by September 29, 2000 with information on how to access shareholder information and instructions for voting.

PROXIES

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (proposal 1), FOR proposal 2 and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company has retained Corporate Investor Communications, Inc. ("CIC") to act as a proxy solicitor in conjunction with the Annual Meeting. Under the terms of an agreement dated August 22, 2000, the Company has agreed to pay $10,000, plus reasonable out of pocket expenses, to CIC for proxy solicitation services. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers, or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail or via the Internet.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

GENERAL

     The names of persons who are nominees for director and their positions and offices with the Company are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The twelve (12) nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting and until their successors have been elected and qualified. Shareholders may not cumulate votes in the election of directors.

                NOMINEES                     POSITIONS AND OFFICES HELD WITH THE COMPANY
                --------                     -------------------------------------------
Carol A. Bartz...........................  Director
Larry R. Carter..........................  Senior Vice President, Chief Financial Officer,
                                           Secretary, and Director
John T. Chambers.........................  President, Chief Executive Officer, and Director
Mary Cirillo.............................  Director
Dr. James F. Gibbons.....................  Director
Edward R. Kozel..........................  Director
James C. Morgan..........................  Director
John P. Morgridge........................  Chairman of the Board
Arun Sarin...............................  Director
Donald T. Valentine......................  Vice Chairman of the Board
Steven M. West...........................  Director
Jerry Yang...............................  Director

BUSINESS EXPERIENCE OF DIRECTORS

     Ms. Bartz, 52, has been a member of the Board of Directors since November 1996. From April 1992 to present she has served as Chairman of the Board and Chief Executive Officer of Autodesk, Inc. From April 1992 to September 1996 she was Chairman, Chief Executive Officer and President of Autodesk, Inc. Prior to that, she was with Sun Microsystems from August 1983 to April 1992 most recently as Vice President of Worldwide Field Operations. Ms. Bartz also currently serves on the Boards of Directors of BEA Systems, Inc., Cadence Design Systems, Inc., Network Appliance, Inc., and VA Linux Systems, Inc.

     Mr. Carter, 57, was elected to the Board of Directors in July 2000. He joined the Company in January 1995 as Vice President, Finance and Administration, Chief Financial Officer and Secretary. In July 1997 he became the Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary. Prior to his services at the Company he was with Advanced Micro Devices, Inc. as the Vice President and Corporate Controller. Mr. Carter currently serves on the Board of Directors of eSpeed, Inc., Network Appliance, Inc., and Qlogic Corporation.

     Mr. Chambers, 51, has been a member of the Board of Directors since November 1993. He joined the Company as Senior Vice President in January 1991 and became Executive Vice President in June 1994. Mr. Chambers became President and Chief Executive Officer of the Company as of January 31, 1995. Prior to his services at the Company, he was with Wang Laboratories for eight years, most recently as Senior Vice President of U.S. Operations. Mr. Chambers currently serves on the Board of Directors of Wal-Mart
Stores, Inc.

     Ms. Cirillo, 53, has been a member of the Board of Directors since February 1998. She has been Chairman and Chief Executive Officer of OPCENTER, LLC since June 2000. She was at Deutsche Bank as

Chief Executive Officer of Global Institutional Services and Divisional Board Member of Global Technology and Services since the merger with Bankers Trust Company from June 1999 to June 2000. She was the Executive Vice President and Managing Director at Bankers Trust Company from July 1997 to June 1999. Prior to joining Bankers Trust Company, she was with Citibank, N.A. for twenty years, most recently as Senior Vice President. Ms. Cirillo also currently serves on the Board of Directors of Quest Diagnostics, Inc.

     Dr. Gibbons, 69, has been a member of the Board of Directors since May 1992. He is a Reid Weaver Dennis Professor of Electrical Engineering at Stanford University and also Special Consul to the Stanford President for Industrial Relations. He was Dean of the Stanford University School of Engineering from 1984 to 1996. Dr. Gibbons also currently serves on the Boards of Directors of Lockheed Martin Corporation, El Paso Natural Gas Company, and Triton Network Systems.

     Mr. Kozel, 45, has been a member of the Board of Directors since November 1996. He has been the managing member of Open Ventures since January 2000. He joined the Company as Director, Program Management in March 1989. In April 1992, he became Director of Field Operations and in February 1993, he became Vice President of Business Development. From January 1996 to April 1998 he was Senior Vice President and Chief Technical Officer. From April 1998 to January 2000, Mr. Kozel was the Senior Vice President, Corporate Development of the Company. Mr. Kozel is currently on an extended leave of absence as an employee of the Company.

     Mr. Morgan, 62, has been a member of the Board of Directors since February 1998. He has been Chief Executive Officer of Applied Materials, Inc. since 1977 and also Chairman of the Board since 1987. He was President of Applied Materials, Inc. from 1976 to 1987. He was previously a senior partner with West Ven Management, a private venture capital partnership affiliated with Bank of America Corporation.

     Mr. Morgridge, 67, joined the Company as President and Chief Executive Officer and was elected to the Board of Directors in October 1988. Mr. Morgridge became Chairman of the Board on January 31, 1995. From 1986 to 1988 he was President and Chief Operating Officer at GRiD Systems, a manufacturer of laptop computer systems.

     Mr. Sarin, 45, has been a member of the Board of Directors since September 1998. He has been the Chief Executive Officer of InfoSpace, Inc., and a member of its Board of Directors since April 2000. He was the Chief Executive Officer of the USA/Asia Pacific Region for Vodafone AirTouch, Plc from July 1999 to April 2000. From February 1997 to July 1999 he was the President and Chief Operating Officer of AirTouch Communications, Inc., a wireless telecommunications services company. He served as President and Chief Executive Officer of AirTouch International from April 1994 to February 1997. Mr. Sarin joined AirTouch Communications, Inc. in 1984 and held a variety of positions, including Vice President and General Manager, Vice President, Chief Financial Officer and Controller, and Vice President of Corporate Strategy. Mr. Sarin currently serves on the Boards of Directors of Vodafone Plc and Charles Schwab Corporation.

     Mr. Valentine, 68, has been a member of the Board of Directors of the Company since December 1987 and was elected Chairman of the Board of Directors in December 1988. He became Vice Chairman of the Board on January 31, 1995. He has been a general partner of Sequoia Capital since 1974. Mr. Valentine currently serves as Chairman of the Board of Directors of Network Appliance, Inc.

     Mr. West, 45, has been a member of the Board of Directors since April 1996. He has been the President and Chief Executive Officer of Entera, Inc. since September 1999. From January 1999 to August 1999 he was the President of the Services Business Unit at Electronic Data Systems Corporation. He was the President and Chief Executive Officer of Hitachi Data Systems, a joint venture computer hardware services company owned by Hitachi, Ltd. and Electronic Data Systems Corporation, from June 1996 to January 1999. Prior to that, Mr. West was at Electronic Data Systems Corporation from November 1984 to June of 1996, most recently as President of Electronic Data Systems Corporation Infotainment Business Unit.

     Mr. Yang, 31, has been a member of the Board of Directors since July 2000. He is a founder of Yahoo! Inc., and since March 1995 has been an executive of Yahoo! Inc. and has served as a member of its Board of Directors. Mr. Yang also currently serves on the Board of Directors of Ziff-Davis Inc.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year that ended on July 29, 2000, the Board of Directors held eight meetings. During this period, all of the directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

     The Company has eight standing Committees: the Acquisition Committee, the Special Acquisition Committee, the Audit Committee, the Compensation/Stock Option Committee, the Executive Committee, the Investment/Finance Committee, the Nomination Committee, and the Special Stock Option Committee.

     The Acquisition Committee reviews acquisition strategies and candidates with the Company's management, approves acquisitions and also makes recommendations to the Board of Directors. This Committee met on twelve separate occasions during the last fiscal year. This Committee currently consists of Messrs. Valentine, Chambers, Morgridge, and Sarin and Ms. Bartz.

     The Special Acquisition Committee reviews acquisition strategies and candidates with the Company's management, approves acquisitions valued below a certain dollar threshold and also makes recommendations to the Board of Directors. This committee held seven meetings during the last fiscal year. The Committee currently consists of Messrs. Chambers and Kozel and Ms. Bartz.

     The Audit Committee is responsible for reviewing the Company's financial procedures and controls and for selecting and meeting with the independent accountants. This Committee held four meetings during the last fiscal year. This Committee currently consists of Ms. Cirillo and Messrs. Sarin and West.

     The Compensation/Stock Option Committee is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering all the Company's employee benefit plans, including the 1996 Stock Incentive Plan. This Committee acted by unanimous written consent on thirteen separate occasions and met once during the last fiscal year. This Committee currently consists of Messrs. Gibbons, and Morgan and Ms. Bartz.

     The Executive Committee's duties include anything permitted by law to be performed by the Board of Directors that does not require the full Board. This Committee held one meeting during the last fiscal year. This Committee currently consists of Messrs. Morgridge, Chambers, and Valentine.

     The Investment/Finance Committee reviews and approves the Company's investment policy, real estate acquisitions and leasing, and the Company's currency, interest rate and equity risk management policies. The Committee also reviews the Company's minority investments, fixed income assets and its insurance management policies and programs. This Committee held three meetings during the last fiscal year. This Committee currently consists of Messrs. Morgridge, Kozel and Valentine and Ms. Cirillo.

     The Nomination Committee is responsible for nominating new members to be considered for the Board of Directors. This Committee held three meetings during the last fiscal year. This Committee currently consists of Messrs. Chambers and Gibbons, and Ms. Bartz.

     The Special Stock Option Committee has concurrent authorization with the Compensation/Stock Option Committee to make option grants under the 1996 Stock Incentive Plan to eligible individuals other than executive officers of the Company. This committee held no meetings during the last fiscal year with respect to the approval of such option grants. This committee currently consists of Messrs. Chambers and Morgridge, and Ms. Bartz.

DIRECTOR COMPENSATION

     Non-employee directors were each paid a $32,000 annual retainer fee for serving on the Board during the 2000 fiscal year except that no payment was made to Mr. Yang who did not commence service until the end of the fiscal year. During such fiscal year, non-employee directors were also eligible to participate in the Discretionary Option Grant Program in effect under the 1996 Stock Incentive Plan and to receive periodic option grants under the Automatic Option Grant Program in effect under the 1996 Plan. Directors who are also employees of the Company are eligible to receive options under the Company's 1996 Stock Incentive Plan and to participate in the Company's 1989 Employee Stock Purchase Plan, the 401(k) Plan, and the Management Incentive Plan.

     At the Annual Meeting held on November 10, 1999, each of the following non-employee directors re-elected to the Board received an option grant under the Automatic Option Grant Program for 30,000 shares of Common Stock with an exercise price of $39.75 per share: Ms. Bartz, Ms. Cirillo and Messrs. Gibbons, Morgan, Sarin, Valentine, and West. Mr. Yang received an initial automatic option grant for 30,000 shares on July 27, 2000 when he was first appointed to the Board, with an exercise price of $68.00 per share. The exercise price in effect for each option is equal to the fair market value per share of Common Stock on the grant date. Each option has a maximum term of nine (9) years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. The shares subject to each 30,000-share grant will vest in two successive equal annual installments upon the optionee's completion of each year of Board service over the two (2)-year period measured from the grant date. The shares subject to the 30,000-share grant made to Mr. Yang will vest in four (4) successive equal annual installments upon the completion of each year of Board service over the four (4)-year period measured from the grant date. Each option is immediately exercisable for all of the option shares; however, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. Lastly, the option shares will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the election of the nominees listed herein.

                                 PROPOSAL NO. 2

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

GENERAL

     The Company is asking the shareholders to ratify the Board of Director's selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending July 28, 2001. The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting, together with the affirmative vote of a majority of the required quorum, is required to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants.

     In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the Company's and its shareholders' best interests.

     PricewaterhouseCoopers LLP has audited the Company's financial statements annually since the 1988 fiscal year. Its representatives will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending July 28, 2001.

                            OWNERSHIP OF SECURITIES

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of July 29, 2000 for (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for director,
(iii) the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table below, and (iv) all current executive officers and directors as a group as of July 29, 2000:

                                                                 NUMBER
                                                               OF SHARES
                                                              BENEFICIALLY   PERCENT
                            NAME                                OWNED(1)     OWNED(2)
                            ----                              ------------   --------
Carol A. Bartz(3)...........................................      302,928       *
Larry R. Carter(4)..........................................    3,017,935       *
John T. Chambers(5).........................................   17,011,915       *
Mary A. Cirillo(6)..........................................      205,584       *
Gary J. Daichendt...........................................      810,062       *
James F. Gibbons............................................      160,920       *
Edward R. Kozel(7)..........................................    1,082,973       *
Donald J. Listwin(8)........................................    4,103,952       *
Mario Mazzola...............................................    3,217,762       *
James C. Morgan(9)..........................................      199,000       *
John P. Morgridge(10).......................................   85,369,268     1.2
Carl Redfield...............................................    2,190,849       *
Arun Sarin..................................................      113,000       *
Donald T. Valentine(11).....................................    5,191,539       *
Steven M. West(12)..........................................      195,400       *
Jerry Yang(13)..............................................       69,721       *
All executive officers and directors as a group (20
  Persons)(14)..............................................  132,032,748     1.8

---------------
  *  Less than one percent.

 (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The number of shares beneficially owned includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after July 29, 2000, including, but not limited to, upon the exercise of an option.

 (2) Percentage of beneficial ownership is based upon 7,138,431,395 shares of Common Stock, all of which were outstanding on July 29, 2000. For each named person, this percentage includes Common Stock of which such person has the right to acquire beneficial ownership either currently or within 60 days of July 29, 2000, including, but not limited to, upon the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other person. Such calculation is required by General Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934. Based upon a review of 13G filings made with the Securities and Exchange Commission during fiscal year 2000, there were no 5% shareholders.

 (3) Includes 2,928 shares held by Carol Bartz's spouse, Bill Marr.

 (4) Includes 30,796 shares held by the Carter Rev. Trust dated October 18,
     1994.

 (5) Includes 35,928 shares held by the Sequoia Capital VII Partnership.

 (6) Includes 13,500 shares held by Mary Cirillo's spouse, Jay Goldberg.

 (7) Includes 37,374 shares held by Edward R. and Sara T. Kozel, Trustees for the Kozel Revocable Trust dated December 27, 1994.

 (8) Includes 103,452 shares held by Donald Listwin's spouse, Lorene Arey.

 (9) Includes 9,000 shares held by James Morgan's spouse, Rebecca Q. Morgan.

(10) Includes 82,026,691 shares held by John P. Morgridge and Tashia F. Morgridge as Trustees of the Morgridge Family Trust (UTA DTD 6/30/88). Includes 98,188 shares held by John Morgridge's spouse, Tashia F. Morgridge. Includes 1,865,488 shares held in the Morgridge Family Foundation. Includes 18,088 shares held by the Sequoia Technology VI Partnership.

(11) Includes 1,793,410 shares held by the Donald T. Valentine Family Trust Under Agreement dated April 29, 1967. Includes 2,658,129 shares held in total by the following partnerships in which Mr. Valentine holds a partnership or other economic interest: 36,088 shares held by Sequoia Technology Partners VI, 1,126 shares held by Sequoia XXIV, 124,874 shares held by Sequoia 1995, 1,508,382 shares held by Sequoia Capital VII, 67,092 shares held by Sequoia Technology Partners VII, 656,988 shares held by Sequoia Capital VI, 14,368 shares held by Sequoia International Partners, 66,223 shares held by Sequoia Capital VIII, 4,384 shares held by Sequoia International Partners VIII Q, 840 shares held by Sequoia International Technology Partners VIII, 61,064 shares held by Sequoia 1997, 108,050 shares held by SQP 1997 and 8,650 shares held by CMS Partners (collectively the "Sequoia Entities"). Mr. Valentine disclaims beneficial ownership of shares held by the Sequoia Entities, except to the extent of his pecuniary interest therein.

(12) Includes 400 shares held by Steven West's spouse, Donna Karam.

(13) Includes 2,388 shares held in the Red Husley Foundation, 34,145 shares held in the Jerry Yang Charitable Trust and 3,188 shares held in the Jerry Yang Revocable Trust.

(14) Includes outstanding options to purchase 37,298,447 shares of Common Stock to the extent such options are either currently exercisable or will become exercisable within 60 days after July 29, 2000. See Note 2 with respect to shares that have been included herein.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

     Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. Based upon (i) the copies of
Section 16(a) reports that the Company received from such persons for their 2000 fiscal year transactions and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 2000 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors, and ten-percent beneficial owners for such fiscal year, except that the following individuals failed to file timely reports for such fiscal year: Mr. Morgridge did not report his June 9, 2000 option grant for 100,000 shares on a timely filed Form 5 report for the 2000 fiscal year but instead will report the grant on a late Form 5 filing; Ms. Cirillo failed to report on her initial Form 3 her holdings of the Company's Common Stock at the time she joined the Board of Directors and failed to file Form 4 reports for certain acquisitions of the Company's Common Stock she or her spouse made during the 1999 and 2000 fiscal years and will file a late Form 5 report for fiscal 2000 for those holdings and acquisitions; and Mr. Valentine failed to file Form 4 reports for certain acquisitions of the Company's Common Stock made by several partnerships in which he holds a partnership or other economic interest and will file a late Form 5 report for those acquisitions; and (ii) a Form 4 report that was filed timely for each of Messrs. Carter, Daichendt, Gibbons, Listwin, Morgridge, and Redfield but was inadvertently filed with the SEC without signatures. When this was discovered, a fully executed amended Form 4 was filed for each individual.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION/STOCK OPTION COMMITTEE REPORT

     The Compensation/Stock Option Committee (the "Committee") of the Board of Directors sets the compensation of the Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee, serving under a charter adopted by the Board of Directors, is composed entirely of outside directors who have never served as officers of the Company.

Compensation Philosophy and Objectives

     The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of designated financial targets, individual contribution, customer satisfaction and financial performance relative to that of the Company's competitors. Within this overall philosophy, the Committee's objectives are to:

     - Offer a total compensation program that takes into consideration the compensation practices of a group of specifically identified peer companies (the "Peer Companies") and other selected companies with which the Company competes for executive talent.

     - Provide annual variable incentive awards that take into account the Company's overall financial performance in terms of designated corporate objectives and the relative performance of the Peer Companies as well as individual contributions and a measure of customer satisfaction.

     - Align the financial interests of executive officers with those of shareholders by providing significant equity-based, long-term incentives.

Compensation Components and Process

     The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable incentive awards, and (iii) long-term, equity-based incentive awards.

     The Committee determines the compensation levels for the executive officers with the assistance of the Company's Human Resources Department, which works with an independent consulting firm that furnishes the Committee with executive compensation data drawn from a nationally recognized survey of similarly sized technology companies which have been identified as the Peer Companies. A significant number of the Peer Companies are listed in the Hambrecht & Quist Technology Index, which is included in the Stock Performance Graph for this proxy statement. Certain companies not included in this Index were considered Peer Companies because the Company competes for executive talent with those companies. However, some organizations in the Hambrecht & Quist Technology Index were excluded from the Peer Company list because they were not considered competitors for executive talent or because compensation information was not available.

     The positions of the Company's CEO and executive officers were compared with those of their counterparts at the Peer Companies, and the market compensation levels for comparable positions were examined to determine base salary, target incentives and total cash compensation. In addition, the practices of the Peer Companies concerning stock option grants were reviewed and compared.

     Base Salary. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at the Peer Companies. The Company's policy is to target base salary levels between the 25th and 50th percentile of compensation practices at the Peer Companies.

     Variable Incentive Awards. To reinforce the attainment of Company goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive pool for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the beginning of the fiscal year and also includes a range for the executive's contribution, a measure of customer satisfaction and a strategic component tied to the Company's performance relative to a select group of competitors. The incentive plan sets a threshold level of Company performance based on both revenue and profit before interest and taxes that must be attained before any incentives are awarded. Once the fiscal year's threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. A target is set for each executive officer based on targets for comparable positions at the Peer Companies and is stated in terms of an escalating percentage of the officer's base salary for the year. In fiscal 2000, the Company exceeded its corporate performance targets as well as the strategic target tied to revenue performance relative to the selected competitor group. Awards paid reflected those results plus individual accomplishments of both corporate and functional objectives and a component based upon customer satisfaction.

     Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term, equity-based incentive awards is to align the interests of executive officers with shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions with the Peer Companies, and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals at the Committee's discretion.

     During fiscal 2000, the Committee made option grants to Messrs. Carter, Chambers, Daichendt, Listwin, Mazzola and Redfield under the Company's 1996 Stock Incentive Plan. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Options granted to this group of individuals in January 2000 and later vest in periodic installments over a five
(5)-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option grants will provide a return only if the officer remains with the Company and only if the market price appreciates over the option term.

     CEO Compensation. The annual base salary for Mr. Chambers was established by the Committee on July 12, 1999, for the period August 1, 1999 to July 29, 2000. The Committee's decision was based on both Mr. Chambers' personal performance of his duties and the salary levels paid to chief executive officers of the Peer Companies, but set below the 25th percentile of the surveyed data in order to have a substantial portion of his total compensation, in the form of variable incentive awards and stock option grants, tied to Company performance and stock price appreciation. The Committee continues to assess the market data for chief executive officers' salary levels at our Peer Companies to ensure that Mr. Chambers' compensation is consistent with Cisco's stated compensation objectives relative to base salary.

     Mr. Chambers' 2000 fiscal year incentive compensation was based on the actual financial performance of the Company in achieving designated corporate objectives and attaining a strategic revenue objective measured against competitor performance and also included components based upon customer satisfaction and Mr. Chambers' personal performance. Mr. Chambers' incentive compensation was based on the incentive plan used for all executive officers and provided no dollar guarantees. The option grant made to Mr. Chambers during the 2000 fiscal year was awarded within substantially the same timeframe the Committee granted stock options to other employees under the Company's broad-based stock option program. The option grant made to Mr. Chambers was based upon his performance and leadership with the Company and placed a significant portion of his total compensation at risk, since the value of the option grant depends upon the appreciation of the Company's Common Stock over the option term.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a Federal income tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. This limitation applies only to compensation which is not considered to be performance based. The Company's 1996 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. Non-performance based compensation paid to the Company's executive officers for the 2000 fiscal year exceeded the $1 million limit per officer for all of the Named Officers subject to Section 162(m). The Committee has decided that it is not appropriate at this time to take any action to limit the Company's discretion to design the cash compensation packages payable to the Company's executive officers.

              SUBMITTED BY THE COMPENSATION/STOCK OPTION COMMITTEE

                             Carol Bartz, Chairman
                                James F. Gibbons
                                James C. Morgan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation/Stock Option Committee of the Company's Board of Directors for the 2000 fiscal year were those named above in the Compensation/Stock Option Committee Report. No member of this Committee was at any time during the 2000 fiscal year or at any other time an officer or employee of the Company.

     No executive officer of Cisco Systems, Inc. has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors of Cisco Systems, Inc.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned, by the Company's Chief Executive Officer and the four other highest-paid executive officers and an additional individual who was no longer an executive officer at the end of the fiscal year whose salary and bonus for the 2000 fiscal year were in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2000 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table will be collectively referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                 COMPENSATION
                                 ---------------------------------------------    LONG-TERM
                                      ANNUAL COMPENSATION         OTHER ANNUAL   COMPENSATION    ALL OTHER
                                 ------------------------------   COMPENSATION      AWARDS      COMPENSATION
  NAME AND PRINCIPAL POSITION    YEAR   SALARY($)   BONUS($)(1)      ($)(2)       OPTIONS(#)       ($)(3)
  ---------------------------    ----   ---------   -----------   ------------   ------------   ------------
John T. Chambers...............  2000    323,319     1,000,000            0       4,000,000        1,500
  President, Chief Executive     1999    305,915       637,184            0       5,000,000        1,500
  Officer, Director              1998    285,622       604,895            0       5,400,000        1,500
Donald J. Listwin(4)...........  2000    455,702       902,174            0       1,000,000            0
  Executive Vice President,      1999    397,399       637,280        6,306       1,000,000            0
  Service Provider and Consumer  1998    332,261       598,407       21,341       1,650,000            0
  Lines of Business, Corporate
  Marketing
Gary J. Daichendt..............  2000    454,591       902,174            0       1,000,000            0
  Executive Vice President,      1999    368,490       591,053            0       1,200,000            0
  Worldwide Operations           1998    322,132       547,697            0       1,200,000            0
Mario Mazzola(5)...............  2000    412,520       850,958                      500,000        1,500
  Senior Vice President,         1999    374,640       576,882            0         640,000        1,500
  New Business Ventures          1998    327,353       556,839            0       1,200,000        1,500
Larry R. Carter................  2000    386,262       861,750            0         850,000        1,500
  Senior Vice President,         1999    367,063       612,131       13,085         640,000        1,500
  Finance and Administration,    1998    326,439       555,152       22,431       1,350,000        1,500
  Chief Financial Officer,
  Secretary and Director
Carl Redfield..................  2000    342,228       763,773            0         750,000        1,500
  Senior Vice President,         1999    321,897       549,396            0         600,000        1,500
  Manufacturing, WW              1998    267,559       454,909        5,222         900,000        1,500

---------------
(1) The amounts shown under the Bonus column represent cash bonuses earned for the indicated fiscal years.

(2) The amounts reported consist of reimbursement for the payment of taxes attributable to imputed interest income on certain loans made by the Company to the Named Officer.

(3) Represents the matching contribution which the Company made on behalf of each Named Officer to the Company's 401(k) Plan.

(4) Following the end of the fiscal year, Mr. Listwin resigned his position with the Company.

(5) Mr. Mazzola was no longer an executive officer subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, effective as of March 30, 2000.

STOCK OPTIONS

     The following table provides information with respect to the stock option grants made during the 2000 fiscal year under the Company's 1996 Stock Incentive Plan to the Named Officers. No stock appreciation rights were granted to the Named Officers during the fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS
                             ------------------------------------------------
                             NUMBER OF    % OF TOTAL                              VALUE OF ASSUMED ANNUAL
                             SECURITIES    OPTIONS                                    RATES OF STOCK
                             UNDERLYING   GRANTED TO                                PRICE APPRECIATION
                              OPTIONS     EMPLOYEES    EXERCISE                     FOR OPTION TERM(2)
                              GRANTED     IN FISCAL      PRICE     EXPIRATION   ---------------------------
           NAME                 (1)          YEAR      ($/SHARE)      DATE         5%($)          10%($)
           ----              ----------   ----------   ---------   ----------   ------------   ------------
John T. Chambers...........  4,000,000      1.3291      54.5313     01/24/09    $120,258,577   $296,202,611
Donald J. Listwin..........  1,000,000       .3323      51.9063     01/12/09      28,617,408     70,486,040
Gary J. Daichendt..........  1,000,000       .3323      51.9063     01/12/09      28,617,408     70,486,040
Mario Mazzola..............    500,000       .1661      51.9063     01/12/09      14,308,704     35,243,020
Larry R. Carter............    750,000       .2492      51.9063     01/12/09      21,463,056     52,864,530
                               100,000       .0332      62.7500     05/09/09       3,459,585      8,521,122
Carl Redfield..............    650,000       .2160      51.9063     01/12/09      18,601,315     45,815,926
                               100,000       .0332      62.7500     05/09/09       3,459,585      8,521,122

---------------
(1) Options were granted on January 12, 2000, January 24, 2000 and May 9, 2000 and have a maximum term of 9 years measured from the applicable grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. The stock options granted will become exercisable for 20% of the option shares upon the completion of one year of service and will become exercisable for the remaining shares in equal monthly installments over the next 48 months of service thereafter. However, the option will immediately become exercisable for all of the option shares in the event the Company is acquired by a merger or asset sale, unless the options are assumed by the acquiring entity, or in the event there is a hostile change in control or ownership of the Company.

(2) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the nine (9)-year option term will be at the assumed 5% or 10% annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information with respect to the Named Officers concerning their exercise of options during the 2000 fiscal year and the unexercised options held by them as of the end of such year. No stock appreciation rights were exercised during the fiscal year, and no stock appreciation rights were outstanding at the end of the fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                          NUMBER OF         VALUE        OPTIONS AT JULY 29, 2000        AT JULY 29, 2000($)(1)
                       SHARES ACQUIRED     REALIZED     ---------------------------   ----------------------------
        NAME             ON EXERCISE        ($)(2)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
        ----           ---------------   ------------   -----------   -------------   ------------   -------------
John T. Chambers.....     2,500,000      $155,980,290   14,275,000     11,125,000     $779,459,996   $346,539,354
Donald J. Listwin....       112,496         4,883,083    3,595,314      2,698,438      193,322,298     86,741,278
Gary J. Daichendt....     1,505,722        52,717,030      660,323      2,636,459       30,827,358     83,243,828
Mario Mazzola........       140,624         8,794,237    2,948,696      1,926,876      161,009,240     72,900,703
Larry R. Carter......     1,634,400        48,170,629    2,879,687      2,075,313      156,746,648     64,376,930
Carl Redfield........       790,000        37,265,767    2,032,812      1,857,188      109,227,769     57,583,209

---------------
(1) Based upon the market price of $62.8125 per share, which was the closing selling price per share of Common Stock on the Nasdaq National Market on the last day of the 2000 fiscal year, less the option exercise price payable per share.

(2) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL
AGREEMENTS

     None of the Company's executive officers have employment or severance agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors.

     Each outstanding option under the Company's 1996 Stock Incentive Plan will vest and become immediately exercisable for all of the option shares at the time subject to that option in the event there should occur a hostile take-over of the Company, whether through a tender offer for more than thirty-five percent (35%) of the Company's outstanding voting securities which the Board does not recommend the shareholders to accept or a change in the majority of the Board as a result of one or more contested elections for Board membership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1996, the Company loaned Gary J. Daichendt, Executive Vice President, Worldwide Operations of the Company, $400,000. The loan was paid in full in January 2000. The loan was interest free and was collaterized by a deed of trust on real property.

                            STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's stock price as an index assuming $100 invested on July 28, 1995, along with the composite prices of companies listed in the S&P 500 and the Hambrecht & Quist Technology Index.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------
                                           7/28/95    7/26/96    7/25/97    7/24/98    7/30/99    7/28/00
----------------------------------------------------------------------------------------------------------

   Cisco Systems, Inc.                       $100       $183       $284       $523       $997      $2,017

   S&P 500                                    100        117        177        212        254         277

   Hambrecht & Quist Technology Index         100         96        162        175        283         471
----------------------------------------------------------------------------------------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Compensation/Stock Option Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

NOTES

(1) The Company's fiscal year ended on July 29, 2000.

(2) No cash dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                 SHAREHOLDER PROPOSALS FOR 2001 PROXY STATEMENT

     Shareholder proposals that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2001 must be received by the Company no later than June 1, 2001 in order to be included in the proxy statement and related proxy materials. Please send any such proposals to Cisco Systems, Inc., 170 W. Tasman Drive, San Jose, California 95134-1706, Attn:
Investor Relations, with a copy to the attention of the Company's Senior Vice President, Legal and Government Affairs.

     In addition, the proxy solicited by the Board of Directors for the 2001 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than August 15, 2001.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 29, 2000, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CISCO SYSTEMS, INC., 170 W. TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706, ATTN: INVESTOR RELATIONS.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ LARRY R. CARTER
                                          Larry R. Carter
                                          Secretary
Dated: September 29, 2000

                  DIRECTIONS TO PARAMOUNT'S GREAT AMERICA MAP
1028-PSA-00

                                  DETACH HERE

                                     PROXY

                              CISCO SYSTEMS, INC.

               ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 14, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF CISCO SYSTEMS, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the shareholders meeting to be held November 14, 2000 and the proxy statement, and appoints John T. Chambers and Larry R. Carter or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Cisco Systems, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of the Company to be held at Paramount's Great America in the Paramount Theater, located at 1 Great America Parkway, Santa Clara, California 95054, on Tuesday, November 14 at 10:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy are as of September 15, 2000, and shall be voted in the manner set forth on the reverse side.

SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                             SIDE

CISCO SYSTEMS, INC.

C/O EQUISERVE

P.O. BOX 9398

BOSTON, MA 02205-9398

           PLEASE NOTE, ALL VOTES CAST VIA TELEPHONE OR THE INTERNET
             MUST BE CAST PRIOR TO 5 P.M., EST, NOVEMBER 13, 2000.

/VOTE BY TELEPHONE/

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY
   STATEMENT/PROSPECTUS AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER
   1-877-PRX-VOTE (1-877-779-8683).

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
   LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

/VOTE BY INTERNET/

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY
   STATEMENT/PROSPECTUS AND PROXY CARD.

2. GO TO THE WEBSITE
   HTTP://WWW.EPROXYVOTE.COM/CSCO

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
   LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to HTTP://WWW.EPROXYVOTE.COM/CSCO anytime!

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving shareholder material electronically reduces mailing and printing costs and is better for the environment. Would you like to receive future proxy materials electronically? If so go to: HTTP://WWW.EPROXYVOTE.COM/CSCO and follow the instructions provided.

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

ZCIS5A                         DETACH HERE

    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.

1. To elect twelve members of the Board of Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;
   NOMINEES: (01)Carol A. Bartz, (02) Larry R. Carter, (03) John T. Chambers,
   (04) Mary Cirillo, (05) Dr. James F. Gibbons, (06) Edward R. Kozel,
   (07) James C. Morgan, (08) John P. Morgridge, (09) Arun Sarin,
   (10) Donald T. Valentine, (11) Steven M. West, (12) Jerry Yang.

              FOR                       WITHHELD
              ALL      / /         / /  FROM ALL
              NOMINEES                  NOMINEES

    / / _____________________________________
        For all nominees except as noted above



Signature: __________________ Date: ______________


2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending July 28, 2001;

                   FOR       AGAINST       ABSTAIN
                   / /         / /           / /

3. To act upon such other matters as may properly come before the meeting or any adjournment or postponements thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  / /

Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title.


Signature: __________________ Date: ______________